(ICON)

Prudential
High Yield
Fund, Inc.

ANNUAL
REPORT
Dec. 31, 1995

(LOGO)

Prudential High Yield Fund, Inc.
Performance At A Glance.

Receding inflation fears, a slower economy and rising corporate profits helped high yield bond investors earn strong total returns in 1995. We're pleased that shareholders of the Prudential High Yield Fund, Inc. enjoyed better returns than shareholders of the average high yield bond fund in 1995, as measured by Lipper Analytical Services.

Cumulative Total Returns1                                   As of 12/31/95
                                   One     Five      Ten       Since
                                   Year    Years    Years    Inception2
Class A                            18.2%   111.1%    N/A        91.5%
Class B                            17.5    104.8    138.8%     407.9
Class C                            17.5     N/A      N/A        16.6
Lipper High Current Yield Avg3     16.4    116.4    148.7      477.0

Average Annual Total Returns1                              As of 12/31/95
                                   One     Five      Ten       Since
                                   Year    Years    Years    Inception2
Class A                            13.4%   15.2%     N/A         10.8%
Class B                            12.5    15.3      9.1%        10.2
Class C                            16.5     N/A      N/A         11.5

                                   Total Dividends           30-Day
                                   Paid for 12 Mos.         SEC Yield
Dividends          Class A              $0.83                  9.61%
& Yields           Class B              $0.78                  9.41
As of              Class C              $0.78                  9.42
12/31/95

Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

1Source: Prudential Mutual Fund Management and Lipper Analytical Services. The cumulative total returns do not take into account sales charges. The average annual returns do take into account applicable sales charges. The Fund charges a maximum front-end sales load of 4% for Class A shares and a contingent deferred sales charge of 5%, 4%, 3%, 2%, 1% and 1% for six years, for Class B shares. Class C shares have a 1% CDSC for one year. Class B shares automatically convert to Class A shares on a quarterly basis, after approximately seven years.

2Inception dates: 1/22/90 Class A; 3/29/79, Class B; 8/1/94 Class C.

3Lipper average returns are for 119 funds for one year, 61 funds for five years, 33 funds for 10 years, and 19 funds since inception of the Class B shares on 3/29/79.

How Investments Compared.
(As of 12/31/95)
(GRAPH)

Source: Lipper Analytical Services. Financial markets change, so a mutual fund's past performance should never be used to predict future results. The risks to each of the investments listed above are different -- we provide 12-month total return averages for several Lipper mutual fund categories to show you that reaching for higher yields means tolerating more risk. The greater the risk, the larger the potential reward or loss. In addition, we've added historical 20-year average annual returns. These returns assume the reinvestment of dividends.

U.S. Growth Funds will fluctuate a great deal. Smaller capitalization stocks offer greater potential for long-term growth but may be more volatile than larger capitalization stocks. Investors historically received higher historical total returns from stocks than from most other investments.

General Bond Funds provide more income than stock funds, which can help smooth out their total returns year by year. But their prices still fluctuate (sometimes a great deal) and their returns have been historically lower than those of stock funds. Unlike bond funds, bonds, if held to maturity, generally offer a fixed rate of return and fixed principal value.

High Yield Bond Funds generally provide more income than general bond funds, but are also subject to greater credit risk.

Money Market Funds attempt to preserve a constant share value; they don't fluctuate much in price but, historically, their returns have been generally among the lowest of the major investment categories.

Lars Berkman, Fund Manager                 (PICTURE)

Portfolio
Manager's Report

The Fund invests primarily in corporate bonds rated BBB or lower by independent rating agencies. These bonds are below investment grade and are commonly known as "junk bonds." Below investment grade bonds are subject to greater risk of default than investment grade bonds. The Fund is well diversified and we research bonds to find those with attractive yields and improving credit quality.

Strategy Session.

Interest rates fell far and fast last year. The 10-year U.S. Treasury bond yield plummeted by more than two full percentage points to 5.6% at year end. While falling interest rates are generally good for bond funds because bond prices are pushed higher, they also signal a slowing economy, which concerns high yield bond investors. If the economy grows too slowly, some corporations will find it more difficult to pay the interest on their bonds, increasing the potential for default.

Considering this environment, we bought single-B rated bonds. They are still "junk bonds" -- in 1995 they yielded between 8.75% and 9.25%, more than three full percentage points more than the 10-year U.S. Treasury bond. But, we believed that they were good investment opportunities among the below-investment grade companies in the market. We found these bonds in several industries, including gaming, cable/telecommunications and health care. These types of companies provide services and products that tend to remain in strong demand regardless of the economic climate.

Our focus on single-B rated bonds did not prevent us from purchasing select bonds with even higher yields and lower credit quality -- when we felt comfortable with their underlying businesses. For example, we bought bonds issued by several companies that provide local telephone service, directly competing with the regional Bell telephone companies. We thought that some of those businesses might be eventually acquired by a Bell company, which would likely increase the bonds' prices. In the meantime, these bonds yield in excess of 12%.

Credit Quality Breakdown.
Prudential High Yield Fund
as of 12/31/95. Subject to change.
(PIE CHART)

About Your Dividend.

While falling interest rates raise bond fund prices, they also reduce fund income. We generally focus on bonds rated single-B, which we believe is a more prudent approach in a slow growth economy. But, these bonds typically provide less income than bonds with the lowest credit ratings. Since your Fund's income is falling, we are required to lower the dividend rate.
The first dividend payment using the new rates will be on March 21, 1996:

         Monthly Dividend per Share
                  Old               New
Class A:        $ 0.069            $0.064
Class B:        $ 0.065            $0.060
Class C:        $ 0.065            $0.060

These rates are subject to change again in response to market conditions.

What Went Well.

Our focus on single-B rated bonds improved the Fund's overall credit quality, helping the Fund during 1995's slower economy. Bond selection also helped. Here are two examples of companies that provided current return in addition to appreciation potential:

Revlon: Colorful Success.
For some time, we had expected a turnaround at Revlon. Last year, the cosmetics company lived up to our expectations, as cash flow increased
20% each quarter. Much of the company's success was the result of new products, such as ColorStay Lipstick, which had a leading market share only a year after its introduction. As a result of its improving operations, Revlon plans to issue stock through an initial public offering, which has boosted the price of its bonds. Revlon was our seventh largest holding, at 1.8% of net assets.

Trump Taj Mahal Wins.
We decided to purchase Trump Taj Mahal bonds beginning last June, when they were very low-priced. We believed they would recover since the Trump Taj Mahal is the premier casino property in Atlantic City, New Jersey. We also thought the gaming industry would benefit from plans to build a new casino in the area. Other investors felt the same way and our Trump bonds appreciated substantially. Trump bonds were approximately 1.5% of net assets at year end.

And Not So Well.

High yield bond issuers historically face their greatest period of financial stress in the two-to-three years after the initial issuance. Since an exceptionally large number of high yield bonds were issued in 1992 and 1993 (when interest rates fell sharply), we expected an increase in the default rate in 1995. What we didn't expect was to own some of these defaulted issues. But we did:

-- G. Heileman Brewery: Despite its well-known brand names, a heavy debt load prevented the company from withstanding competition from Anheuser Busch, Miller and Adolph Coors.

-- Color Tile: This do-it-yourself home improvement retailer was hurt by competition, a significant debt burden and a lack of funds to expand and remodel stores.

Five Largest Holdings.
2.9%   Tenet Healthcare
2.5%   Cablevision Systems
2.4%  Continental Cablevision
2.2%  Comcast
1.9%  Gulf Canada

Expressed as a percentage of total net assets as of 12/31/95. Holdings subject to change.

Looking Ahead.

In 1996, we expect continued slow economic growth without recession and a further modest decline in interest rates -- a healthy climate for bonds.
If the U. S. Treasury market rallies, and stocks continue to climb, we expect that high yield bonds could do well.

Under this scenario, we think that high yield bond investors should earn their coupon income, plus perhaps some slight price appreciation. However, we are also concerned about a decline in the credit quality of some of the weaker high yield companies. We cannot ignore that a slow-growing economy may not stimulate enough sales for less creditworthy companies -- the types that often issue high yield bonds. We'll try to focus on healthier companies.

We do expect the high yield bond default rate in 1996 to increase, as it did in 1995. Therefore, we will continue to carefully scrutinize our holdings and avoid bonds of companies that are most prone to weakening credit quality.

President's Letter                                         February 5, 1996
(PICTURE)

Dear Shareholder:

For many investors, 1995 was a profitable year -- most stock and bond funds enjoyed healthy returns from the U.S. markets. While climbing returns can tempt even the most skittish investors to start buying again, it is important to remember that the stock and bond markets go down just as they go up. At times like these, remember the importance of working with your Financial Advisor or Registered Representative to help you find investments that are consistent with your risk tolerance and time horizon. Your Financial Advisor or Registered Representative can help you maintain realistic expectations about both the potential performance and risks associated with your investments.

Shareholder Legislative Action Program.
From time to time we've been informing you about significant legislation before Congress, such as the American Dream Savings Account, that may potentially impact mutual fund investors. We want to make it easier for you to share your views with your Congressional member. So, beginning in 1996, whenever Congress is considering legislation that would affect you, we'll send you postage-paid message cards that you simply drop in the mail if you want to let your senator or representative know how you want him or her to vote.

Fund Profiles.
Over the past year, we've worked to make your shareholder reports more interesting, informative and easy to read. This year, we'll be considering "fund profiles." Some mutual fund companies now offer one to shareholders along with a full prospectus. The purpose of a fund profile is to provide a very brief, reader-friendly summary of a fund's objective, investments, risks and expenses. Would you like to see fund profiles from us? Please call your Financial Advisor or Registered Representative to share your views.

As always, thank you for your confidence in Prudential Mutual Funds.

Sincerely,

Richard A. Redeker
President

Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
------------------------------------------------------------
LONG-TERM INVESTMENTS--97.0%
BONDS--96.0%
------------------------------------------------------------
Aerospace--1.6%
B1           $17,515     K & F Industries, Inc.,
                          Sr. Sec'd. Notes,
                          11.875%, 12/1/03           $   18,828,625
Ba3           18,500     Rohr, Inc., Sr. Notes,
                          11.625%, 5/15/03               19,841,250
B3            27,750     Sequa Corp.,
                          Sr. Sub. Notes,
                          9.375%, 12/15/03               25,807,500
                                                     --------------
                                                         64,477,375
------------------------------------------------------------
Automotive Parts--3.9%
                         Exide Corp.,
B1            23,000     Sr. Notes,
                          10.00%, 4/15/05                24,955,000
B2            18,000     Sr. Sub. Def'd. Deb.,
                          Zero Coupon (until
                          12/15/97),
                          12.25%, 12/15/04               15,210,000
                         Foamex JPS Automotive
                          L.P.,
Caa           20,250     Sr. Disc. Notes,
                          Zero Coupon (until
                          7/1/99),
                          14.00%, 7/1/04                 11,340,000
B2            21,700     Sr. Notes,
                          11.125%, 6/15/01               21,591,500
                         Foamex L.P.,
B3             6,910     Sr. Deb., Ser. B,
                          11.875%, 10/1/04                6,633,600
B1            13,500     Sr. Notes,
                          11.25%, 10/1/02                13,500,000
                         Harvard Industries, Inc.,
                          Sr. Notes,
B3            16,500     12.00%, 7/15/04                 17,366,250
B3             7,000     11.125%, 8/1/05                  7,000,000
B3            10,130     Motor Wheel Corp.,
                          Sr. Notes,
                          11.50%, 3/1/00                  8,914,400
B3           $31,750     SPX Corp.,
                          Sr. Sub. Notes,
                          11.75%, 6/1/02             $   33,655,000
                                                     --------------
                                                        160,165,750
------------------------------------------------------------
Broadcasting & Other Media--23.3%
B3            20,643     Adelphia Communications
                          Corp., Sr. Notes,
                          9.50%, 2/15/04, PIK            17,030,545
B3             9,500     Allbritton Communications
                          Co.,
                          Sr. Sub. Deb.,
                          11.50%, 8/15/04                 9,975,000
                         American Telecasting,
                          Inc.,
Caa           41,000D/@  Sr. Disc. Notes,
                          (cost $21,840,878;
                          purchased-1995),
                          Zero Coupon (until
                          8/15/00),
                          14.25%, 8/15/05                25,881,250
Caa            4,500     Sr. Notes,
                          Zero Coupon (until
                          6/15/99),
                          14.50%, 6/15/04                 3,093,750
                         Bell Cablemedia Co.,
                          Sr. Disc. Notes,
B2            30,975     Zero Coupon (until
                          7/15/99),
                          11.95%, 7/15/04                21,837,375
B2            15,150D    (cost $8,779,295;
                          purchased-1995)
                          Zero Coupon (until
                          9/15/00),
                          11.875%, 9/15/05                9,506,625
B2            15,450     Benedek Broadcasting
                          Corp.,
                          Sr. Notes,
                          11.875%, 3/1/05                16,415,625
                         Cablevision System Corp.,
B3            22,310     Sr. Sub. Deb.,
                          10.75%, 4/1/04                 23,537,050
                         Sr. Sub. Notes,
B3            35,010     9.25%, 11/1/05                  36,585,450
B3            25,950     9.875%, 2/15/13                 27,571,875

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       3 -----
Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Broadcasting & Other Media (cont'd.)
B2           $15,250     CAI Wireless Systems,
                          Inc.,
                          Sr. Notes,
                          12.25%, 9/15/02            $   16,393,750
B2            33,385     Century Communications
                          Corp., Sr. Sub. Notes,
                          11.875%, 10/15/03              35,972,338
B3             9,600     Chancellor Broadcasting
                          Co.,
                          Sr. Sub. Notes,
                          12.50%, 10/1/04                10,248,000
                         Comcast Corp.,
B1            45,500     Sr. Sub. Deb.,
                          9.375%, 5/15/05                48,116,250
B1            38,500     Sr. Sub. Notes,
                          9.125%, 10/15/06               40,136,250
B2            22,500     Comcast UK Cable Corp.,
                          Deb.,
                          Zero Coupon (until
                          11/15/00),
                          11.20%, 11/15/07               13,162,500
                         Continental Cablevision,
                          Inc.,
Ba2           51,100     Sr. Deb.,
                          9.50%, 8/1/13                  54,932,500
B1            38,140     Sr. Sub. Deb.,
                          11.00%, 6/1/07                 42,621,450
NR               750     Cooke Media Group, Inc.,
                          Sub. Deb.,
                          11.625%, 4/1/99                   735,000
                         Diamond Cable Co.,
B3            27,400     Sr. Disc. Notes,
                          Zero Coupon (until
                          9/30/99),
                          13.25%, 9/30/04                19,317,000
B3            26,500     Sr. Notes,
                          Zero Coupon (until
                          12/15/00),
                          11.75%, 12/15/05               15,568,750
NR            28,979     Falcon Holdings Corp.
                          L.P.,
                          Sr. Sub. Notes, PIK
                          11.00%, 9/15/03                27,674,739
B3            10,800     Granite Broadcasting
                          Corp.,
                          Sr. Notes,
                          10.375%, 5/15/05               11,070,000
B3           $25,950     International Cabletel,
                          Inc.,
                          Sr. Notes,
                          Zero Coupon (until
                          4/15/00),
                          12.75%, 4/15/05            $   16,413,375
                         Jones Intercable, Inc.,
                          Sr. Sub. Deb.,
B1            25,000     11.50%, 7/15/04                 27,750,000
B1            18,645     10.50%, 3/1/08                  20,416,275
Ba3           45,000     Lenfest Communications,
                          Inc.,
                          Sr. Notes,
                          8.375%, 11/1/05                45,168,750
B3            64,000     Marcus Cable Operating
                          Co.,
                          Sr. Sub. Disc. Notes,
                          Zero Coupon (until
                          8/1/99),
                          13.50%, 8/1/04                 48,160,000
                         Repap New Brunswick, Inc.,
                          Sr. Notes,
Ba3           18,900     9.875%, 7/15/00                 18,711,000
B2            24,350     10.625%, 4/15/05                23,863,000
                         Rogers Cablesystems, Inc.,
Ba3           61,825     Sr. Notes,
                          10.00%, 3/15/05                66,461,875
Ba3           10,000     Sr. Sec'd. Deb.,
                          10.125%, 9/1/12                10,525,000
B1            30,900     Sinclair Broadcast Group,
                          Inc.,
                          Sr. Notes,
                          10.00%, 9/30/05                31,595,250
B1            69,450     Telewest Plc,
                          Sr. Disc. Deb.,
                          Zero Coupon (until
                          10/1/00),
                          11.00%, 10/1/07                41,930,437
                         United Int'l. Holdings,
                          Inc.,
B3            15,000     Disc. Notes,
                          Zero Coupon, 11/15/99           9,375,000
B3            44,500     Sr. Disc. Notes,
                          Zero Coupon, 11/15/99          27,812,500
                         Videotron Holdings Plc,
                         Sr. Disc. Notes,
B3            17,300     Zero Coupon (until
                          8/15/00),
                          11.00%, 8/15/05                10,726,000
B3            12,375     Zero Coupon (until
                          7/1/99),
                          11.125%, 7/1/04                 8,631,563

--------------------------------------------------------------------------------
-----                                  4      See Notes to Financial Statements.
Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Broadcasting & Other Media (cont'd.)
B2           $16,000     Young Broadcasting, Inc.,
                          Sr. Notes,
                          10.125%, 2/15/05           $   16,880,000
                                                     --------------
                                                        951,803,097
------------------------------------------------------------
Building & Related Industries--3.4%
B1            27,500     American Standard, Inc.,
                          Sr. Sub. Deb.,
                          Zero Coupon (until
                          6/1/98),
                          10.50%, 6/1/05                 23,581,250
B1            38,750     Building Material Corp. of
                          America,
                          Sr. Notes, Ser. B,
                          Zero Coupon (until
                          11/1/99),
                          11.75%, 7/1/04                 26,350,000
Ba3           10,000     Continental Homes
                          Holdings,
                          Sr. Notes,
                          12.00%, 8/1/99                 10,800,000
B3            14,900     Greystone Homes, Inc.,
                          Sr. Notes,
                          10.75%, 3/1/04                 13,894,250
B3            25,125     Nortek, Inc.,
                          Sr. Sub. Notes,
                          9.875%, 3/1/04                 23,491,875
B2            15,600     NVR, Inc.,
                          Sr. Notes,
                          11.00%, 4/15/03                15,697,500
Ba3           26,580     U.S. Home Corp.,
                          Sr. Notes,
                          9.75%, 6/15/03                 27,211,275
                                                     --------------
                                                        141,026,150
------------------------------------------------------------
Casinos--4.8%
B1            26,220     Bally's Grand, Inc.,
                          First Mtge. Notes,
                          10.375%, 12/15/03              26,744,400
Ba3           19,200     Bally's Park Place
                          Funding, Inc.,
                          First Mtge. Bonds,
                          9.25%, 3/15/04                 19,536,000
B2           $12,500     Boyd Gaming Corp.,
                          Sr. Sub. Notes,
                          10.75%, 9/1/03             $   13,187,500
B1            16,000     Empress River Casino
                          Finance
                          Corp., Sr. Notes,
                          10.75%, 4/1/02                 16,520,000
B2            14,575     GNF Corp.,
                          First Mtge. Bonds,
                          10.625%, 4/1/03                13,591,187
Ba3           30,000     Grand Casino, Inc.,
                          10.125%, 12/1/03               31,462,500
NR            17,000D    Mohegan Tribal Gaming
                          Auth.,
                          Sr. Notes,
                          (cost $17,942,500;
                          purchased-1995),
                          13.50%, 11/15/02               18,360,000
Caa           62,974     Trump Taj Mahal Funding,
                          Inc.,
                          First Mtge. Bonds, Class
                          B,
                          11.35%, 11/15/99, PIK          60,612,076
                                                     --------------
                                                        200,013,663
------------------------------------------------------------
Chemicals--3.4%
B2            20,000     Arcadian Partners L.P.,
                          Sr. Notes, Ser. A,
                          10.75%, 5/1/05                 22,100,000
Ba3           49,800     G.I. Holdings, Inc.,
                          Zero Coupon, 10/1/98           38,595,000
B1            13,000     Huntsman Corp.,
                          First Mtge. Notes,
                          10.625%, 4/15/01               14,508,000
NR            19,427     Indspec Chemical Corp.,
                          Sr. Sub. Notes,
                          Zero Coupon (until
                          12/1/98),
                          11.50%, 12/1/03                16,221,545
B1             4,800     Sherritt Gordon Ltd.,
                          Sr. Notes,
                          9.75%, 4/1/03                   5,112,000
B1            25,000     Sherritt, Inc., Deb.,
                          10.50%, 3/31/14                27,281,250
NR            16,500     Terra Industries, Inc.,
                          Sr. Notes,
                          10.50%, 6/15/05                18,191,250
                                                     --------------
                                                        142,009,045

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       5 -----

Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Consumer Goods--2.2%
NR           $ 6,000D    Hines Horticulture, Inc.,
                          Sr. Sub. Notes,
                          (cost $6,000,000;
                          purchased-1995),
                          11.75%, 10/15/05           $    6,240,000
B2            31,345     Revlon Consumer Products
                          Corp., Sr. Notes,
                          9.375%, 4/1/01                 31,736,813
B3            57,500     Revlon Worldwide Corp.,
                          Sr. Sec'd. Notes,
                          Zero Coupon, 3/15/98           42,693,750
B2            10,500     Samsonite Corp.,
                          Sr. Notes,
                          11.125%, 7/15/05               10,080,000
                                                     --------------
                                                         90,750,563
------------------------------------------------------------
Diversified Industries--3.5%
NR             4,000     Envirodyne Industries,
                          Inc.,
                          Sr. Notes,
                          12.00%, 6/15/00                 3,890,000
Caa            5,000     Fairchild Corp.,
                          Sub. Deb.,
                          12.00%, 10/15/01                4,700,000
B3            14,800     Fairchild Industries,
                          Inc.,
                          Sr. Sec'd. Notes,
                          12.25%, 2/1/99                 15,688,000
                         IMO Industries, Inc.,
                          Sr. Sub. Deb.,
B3             9,659     12.25%, 8/15/97                  9,659,000
B3             5,750     12.00%, 11/1/01                  5,865,000
                         Interlake Corp.,
B2            12,350     Sr. Notes,
                          12.00%, 11/15/01               12,473,500
B3            24,170     Sr. Sub. Deb.,
                          12.125%, 3/1/02                22,961,500
B3            27,000     Jordan Industries, Inc.,
                          Sr. Notes,
                          10.375%, 8/1/03                24,030,000
Caa           12,850     Kenetech Corp.,
                          Sr. Sec'd. Notes,
                          12.75%, 12/15/02                4,754,500
B3           $10,500     Newflo Corp.,
                          Sub. Notes,
                          13.25%, 11/15/02           $   10,920,000
B2             5,800D    Remington Arms, Inc.,
                          Sr. Sub. Notes,
                          (cost $5,002,375;
                          purchased-1994),
                          10.00%, 12/1/03                 4,814,000
NR            29,000D/@  Terex Corp.,
                          Sr. Notes,
                          (cost $28,950,000;
                          purchased-1995),
                          13.75%, 5/15/02                25,375,000
                                                     --------------
                                                        145,130,500
------------------------------------------------------------
Drugs & Health Care--3.8%
B2            36,950     Magellan Health Services,
                          Inc.,
                          11.25%, 4/15/04                40,460,250
                         Tenet Healthcare Corp.,
Ba2           43,000     Sr. Notes,
                          8.625%, 12/1/03                45,150,000
Ba3           64,500     Sr. Sub. Notes,
                          10.125%, 3/1/05                71,756,250
                                                     --------------
                                                        157,366,500
------------------------------------------------------------
Energy--5.8%
                         California Energy Co.,
                          Inc.,
Ba3           30,250     Disc. Notes,
                          Zero Coupon (until
                          1/15/97),
                          10.25%, 1/15/04                28,586,250
Ba3           10,000     Sr. Notes,
                          9.875%, 6/30/03                10,500,000
NR            30,000     Clark R&M Holdings, Inc.,
                          Sr. Sec'd. Notes,
                          Zero Coupon, 2/15/00           19,912,500
B1            20,000D    Clark USA, Inc.,
                          Sr. Notes,
                          (cost $20,000,000;
                          purchased-1995),
                          10.875%, 12/1/05               21,000,000

--------------------------------------------------------------------------------
-----                                  6      See Notes to Financial Statements.
Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Energy (cont'd.)
Caa          $11,750     Empire Gas Corp.,
                          Sr. Sec'd. Notes,
                          7.00% (until 7/15/99),
                          12.875%, 7/15/04           $   10,222,500
B2            10,250     Falcon Drilling, Inc.,
                          Sr. Notes,
                          9.75%, 1/15/01                 10,531,875
                         Gulf Canada Resources,
                          Ltd.,
Ba3           35,480     Sr. Sub. Deb.,
                          9.25%, 1/15/04                 36,721,800
Ba3           40,000     Sr. Sub. Notes,
                          9.625%, 7/1/05                 42,200,000
                         Petroleum Heat & Power,
                          Inc.,
B2            11,980     Sub. Deb.,
                          9.375%, 2/1/06                 11,500,800
B2             8,010     Sub. Notes,
                          10.125%, 4/1/03                 7,849,800
B1            23,814     Triton Energy Corp.,
                          Sr. Sub. Disc. Notes,
                          Zero Coupon (until
                          12/15/96),
                          9.75%, 12/15/00                22,444,695
B2             6,500     United Meridian Corp.,
                          Sr. Sub. Notes,
                          10.375%, 10/15/05               6,873,750
B1            10,800     Vintage Petroleum, Inc.,
                          Sr. Sub. Notes,
                          9.00%, 12/15/05                10,921,500
                                                     --------------
                                                        239,265,470
------------------------------------------------------------
Financial Services--0.5%
B1            18,700     Reliance Group Holdings,
                          Inc.,
                          Sr. Sub. Deb.,
                          9.75%, 11/15/03                19,261,000
------------------------------------------------------------
Food & Beverage--3.0%
B3            12,500     Curtice Burns Foods, Inc.,
                          Sr. Sub. Notes,
                          12.25%, 2/1/05                 12,812,500
NR           $19,372D    Del Monte Corp.,
                          Sub. Notes,
                          (cost $19,726,434;
                          purchased-1993),
                          12.25%, 9/1/02, PIK        $   15,303,880
Caa           28,698     Fresh Del Monte Produce,
                          N.V.,
                          Sr. Notes,
                          10.00%, 5/1/03                 25,828,200
Ca            12,531*    Heileman Acquisition
                          Corp.,
                          Sr. Sub. Notes,
                          9.625%, 1/31/04                 3,383,370
B3             7,475     Pilgrim's Pride Corp.,
                          Sr. Sub. Notes,
                          10.875%, 8/1/03                 6,615,375
B3            13,237     PM Holdings Corp.,
                          Sub. Notes,
                          Zero Coupon (until
                          9/1/00),
                          11.50%, 9/1/05                  6,949,425
                         Premium Standard Farms
                          L.P.,
NR            34,627     Sr. Disc. Notes,
                          Zero Coupon (until
                          9/15/96),
                          12.00%, 9/15/03                27,009,060
NR            10,000     Sr. Notes,
                          12.25%, 6/15/04                 9,200,000
                         Specialty Foods Corp.,
Caa            9,550     Sr. Sub. Notes,
                          11.25%, 8/15/03                 8,595,000
B3             7,000     Sr. Unsec'd. Notes,
                          10.25%, 8/15/01                 6,580,000
                                                     --------------
                                                        122,276,810
------------------------------------------------------------
Leisure & Tourism--4.6%
NR            26,000D    HMC Acquisition
                          Properties,
                          Inc., Sr. Notes,
                          (cost $26,000,000;
                          purchased-1995),
                          9.00%, 12/15/07                26,260,000
B1            68,000     HMH Properties, Inc.,
                          Sr. Notes,
                          9.50%, 5/15/05                 69,530,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       7 -----

Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Leisure & Tourism (cont'd.)
B1           $54,000     Host Marriott Travel
                          Plazas,
                          Inc., Sr. Notes,
                          9.50%, 5/15/05             $   53,460,000
                         John Q Hammonds Hotels,
                          First Mtge. Notes,
B1            25,615     8.875%, 2/15/04                 25,358,850
B1            12,750D    9.75%, 10/1/05
                          (cost $12,776,250;
                          purchased-1995),               13,132,500
                                                     --------------
                                                        187,741,350
------------------------------------------------------------
Miscellaneous Services--0.5%
B2             1,150     Clean Harbors, Inc.,
                          Sr. Notes,
                          12.50%, 5/15/01                   517,500
NR            18,000     United Stationers Supply
                          Co.,
                          Sr. Notes,
                          12.75%, 5/1/05                 19,665,000
                                                     --------------
                                                         20,182,500
------------------------------------------------------------
Paper & Forest Products--6.0%
B1            28,500     Container Corp.,
                          Sr. Notes,
                          11.25%, 5/1/04                 29,355,000
                         Gaylord Container Corp.,
B3             4,250     Sr. Notes,
                          11.50%, 5/15/01                 4,377,500
Caa           32,890     Sr. Sub. Disc. Deb.,
                          Zero Coupon (until
                          5/15/96),
                          12.75%, 5/15/05                32,396,650
Ba3           25,500     Indah Kiat Int'l. Finance
                          Co.,
                          Sr. Sec'd. Notes, Ser. C,
                          12.50%, 6/15/06                25,245,000
B3            10,750     Ivex Packaging Corp.,
                          Sr. Sub. Notes,
                          12.50%, 12/15/02               11,395,000
Ba3          $ 9,500     Malette, Inc.,
                          Sr. Sec'd. Notes,
                          12.25%, 7/15/04            $   10,640,000
B3            38,653     Pacific Lumber Co.,
                          Sr. Notes,
                          10.50%, 3/1/03                 36,623,717
B1            15,000     SD Warren Co.,
                          Sr. Sub. Notes,
                          12.00%, 12/15/04               16,537,500
Ba1           38,900     Stone Consolidated, Inc.,
                          Sr. Sub. Notes,
                          10.25%, 12/15/00               41,623,000
                         Stone Container Corp.,
B1            19,500     First Mtge. Notes,
                          10.75%, 10/1/02                20,133,750
                         Sr. Notes,
B1             1,000     12.625%, 7/15/98                 1,055,000
B1            14,272     11.875%, 12/1/98                14,878,560
                                                     --------------
                                                        244,260,677
------------------------------------------------------------
Plastic Products--0.8%
B2            19,800     Applied Extrusion
                          Technology, Inc.,
                          Sr. Notes,
                          11.50%, 4/1/02                 21,285,000
B3            12,000     Plastic Specialty &
                          Technology, Inc.,
                          Sr. Notes,
                          11.25%, 12/1/03                10,860,000
                                                     --------------
                                                         32,145,000
------------------------------------------------------------
Printing--0.3%
Caa           10,000D    Sullivan Graphics Inc.,
                          Sr. Sub. Notes,
                          (cost $10,000,000;
                          purchased-1995),
                          12.75%, 8/1/05                 10,200,000

--------------------------------------------------------------------------------
-----                                  8      See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Publishing--1.1%
B3           $12,250     Affiliated Newspapers,
                          Sr. Disc. Notes,
                          Zero Coupon (until
                          7/1/99),
                          13.25%, 7/1/06             $    7,533,750
B1            10,000     American Media Operations,
                          Inc., Sr. Sub. Notes,
                          11.625%, 11/15/04              10,100,000
B2             8,334     Big Flower Press, Inc.,
                          Sr. Sub. Notes,
                          10.75%, 8/1/03                  8,875,710
B3            22,750     Marvel Holdings, Inc.,
                          Sr. Notes,
                          Zero Coupon, 4/15/98           16,380,000
                                                     --------------
                                                         42,889,460
------------------------------------------------------------
Restaurants--0.5%
B2            20,700     Flagstar Corp.,
                          Sr. Notes,
                          10.75%, 9/15/01                18,837,000
------------------------------------------------------------
Retail--1.2%
Caa           12,250     Apparel Retailers, Inc.,
                          Sr. Disc. Deb.,
                          Zero Coupon (until
                          8/15/98),
                          12.75%, 8/15/05                 7,472,500
B2            10,000     Brylane L.P.,
                          Sr. Sub. Notes,
                          10.00%, 9/1/03                  8,850,000
B3            14,290     Specialty Retailers, Inc.,
                          Sr. Sub. Notes,
                          11.00%, 8/15/03                13,003,900
NR            24,000D    Thrifty Payless Holdings,
                          Inc.,
                          Sr. Notes,
                          (cost $21,026,649;
                          purchased-1995),
                          11.625%, 4/15/06,PIK           21,600,000
                                                     --------------
                                                         50,926,400
Steel & Metals--3.5%
B3           $22,061     Envirosource, Inc., Sr.
                          Notes,
                          9.75%, 6/15/03             $   19,303,375
B2            10,000     Horsehead Industries,
                          Inc.,
                          Sub. Notes,
                          14.00%, 6/1/99                 10,467,000
B1            42,075     Kaiser Aluminum & Chemical
                          Corp., Sr. Notes,
                          9.875%, 2/15/02                43,232,063
B3            11,695     Silgan Corp.,
                          Sr. Sub. Deb.,
                          11.75%, 6/15/02                12,513,650
B2             9,840     Ucar Global Enterprises,
                          Inc.,
                          Sr. Sub. Notes,
                          12.00%, 1/15/05                11,365,200
B1            27,000     WCI Steel, Inc.,
                          Sr. Notes,
                          10.50%, 3/1/02                 26,257,500
B1            20,000     Wheeling Pittsburgh Corp.,
                          Sr. Notes,
                          9.375%, 11/15/03               18,900,000
                                                     --------------
                                                        142,038,788
------------------------------------------------------------
Supermarkets--4.7%
B3            26,350     Brunos, Inc.,
                          Sr. Sub. Notes,
                          10.50%, 8/1/05                 26,086,500
B3            15,610     Dominicks Finer Foods,
                          Inc.,
                          Sr. Sub. Notes,
                          10.875%, 5/1/05                16,585,625
Caa           15,200     Food 4 Less Holdings,
                          Inc.,
                          Sr. Disc. Deb.,
                          Zero Coupon (until
                          6/15/00),
                          13.625%, 7/15/05                7,220,000
                         Pathmark Stores, Inc.,
B2            35,788     Sr. Sub. Notes,
                          9.625%, 5/1/03                 34,803,830
                         Sub. Notes,
B3            14,000     11.625%, 6/15/02                14,035,000
B3            10,500     12.625%, 6/15/02                10,815,000

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                       9 -----
Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Supermarkets (cont'd.)
                         Penn Traffic Co.,
                          Sr. Notes,
Ba3          $ 6,695     10.375%, 10/1/04            $    6,326,775
Ba3           18,750     10.65%, 11/1/04                 17,906,250
B2            21,605     Pueblo Xtra Int'l., Inc.,
                          Sr. Notes,
                          9.50%, 8/1/03                  20,632,775
B1            26,795     Ralphs Grocery Co.,
                          Sr. Notes,
                          10.45%, 6/15/04                27,196,925
B2            10,000     Southland Corp.,
                          Sr. Sub. Deb.,
                          12.00%, 6/15/09                 9,950,000
                                                     --------------
                                                        191,558,680
------------------------------------------------------------
Technology--0.2%
NR             8,750     Waters Corp.,
                          Sr. Sub. Notes,
                          12.75%, 9/30/04                 7,350,560
------------------------------------------------------------
Telecommunications--11.9%
B2            18,000     Call-Net Enterprises,
                          Sr. Disc. Notes,
                          Zero Coupon (until
                          12/1/99),
                          13.25%, 12/1/04                12,870,000
NR            27,000D/@  Cellnet Data Systems,
                          Inc.,
                          Sr. Disc. Notes,
                          (cost $15,328,273;
                          purchased-1995),
                          Zero Coupon (until
                          6/15/00),
                          13.00%, 6/15/05                16,200,000
B3            22,250@    Cellular Communications
                          Int'l., Inc.,
                          Sr. Disc. Notes,
                          Zero Coupon, 8/15/00           13,683,750
Caa           58,305     Cencall Communications
                          Corp.,
                          Sr. Disc. Notes,
                          Zero Coupon (until
                          1/15/99),
                          10.125%, 1/15/04               32,942,325
                         Centennial Cellular Corp.,
                          Sr. Notes,
B2           $29,925     8.875%, 11/1/01             $   29,476,125
B2            15,495     10.125%, 5/15/05                16,308,487
B3            12,650@    Clearnet Communications,
                          Inc., Sr. Disc. Notes,
                          Zero Coupon (until
                          12/15/00),
                          14.75%, 12/15/05                6,609,625
NR            38,000D/@  Comcel, Notes,
                          (cost $20,450,551;
                          purchased-1995),
                          Zero Coupon (until
                          11/15/00),
                          13.125%, 11/15/03              21,565,000
                         Dial Call Communications,
                          Inc.,
                          Sr. Disc. Notes,
Caa           13,000     Zero Coupon (until
                          4/15/99),
                          12.25%, 4/15/04                 7,410,000
Caa            4,250     Zero Coupon (until
                          12/15/98),
                          10.25%, 12/15/05                2,252,500
B3             7,000     Dictaphone Corp.,
                          Sr. Notes,
                          11.75%, 8/1/05                  6,930,000
                         GST Telecommunciations,
                          Inc.,
NR            17,360D/@  Sr. Disc. Notes,
                          (cost $8,928,806;
                          purchased-1995),
                          Zero Coupon (until
                          12/15/00),
                          13.875%, 12/15/05               8,246,000
NR             2,170D    Sr. Notes,
                          (cost $1,116,101;
                          purchased-1995),
                          Zero Coupon (until
                          12/15/00),
                          13.875%, 12/15/05               1,030,750
B3             6,500D/@  Heartland Wireless
                          Communication, Inc.,
                          Sr. Notes,
                          (cost $6,500,000;
                          purchased-1995),
                          13.00%, 4/15/03                 7,345,000
NR            38,730D    Intelcom Group, Inc.,
                          Sr. Disc. Notes,
                          (cost $21,231,677;
                          purchased-1995),
                          Zero Coupon (until
                          9/15/00),
                          13.50%, 9/15/05                22,463,400

--------------------------------------------------------------------------------
-----                                  10     See Notes to Financial Statements.

Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

Moody's      Principal
Rating       Amount
(Unaudited)  (000)       Description                  Value (Note 1)
------------------------------------------------------------
Telecommunications (cont'd.)
B3           $11,250     Intermedia Communications
                          of Florida,
                          Sr. Notes,
                          13.50%, 6/1/05             $   12,543,750
B2            11,500     Metrocall, Inc.,
                          Sr. Sub. Notes,
                          10.375%, 10/1/07               12,190,000
B2            43,805     MFS Communications, Inc.,
                          Disc. Notes,
                          Zero Coupon (until
                          1/15/99),
                          9.375%, 1/15/04                35,372,537
                         Mobilemedia
                          Communications, Inc.,
B3            32,810     Sr. Notes,
                          Zero Coupon (until
                          12/1/98),
                          10.50%, 12/1/03                25,591,800
B3            25,000     Sr. Sub. Notes,
                          9.375%, 11/1/07                25,750,000
                         Nextel Communications,
                          Inc.,
                          Sr. Disc. Notes,
B3            22,120     Zero Coupon (until
                          9/1/98),
                          11.50%, 9/1/03                 13,935,600
B3            23,025     Zero Coupon (until
                          2/15/99),
                          9.75%, 8/15/04                 12,491,063
                         Pagemart Nationwide, Inc.,
                          Sr. Disc. Notes,
NR            16,525     Zero Coupon (until
                          11/1/98),
                          12.25%, 11/1/03                12,269,813
NR            23,000     Zero Coupon (until
                          12/1/00),
                          15.00%, 2/1/05                 15,065,000
                         Paging Network, Inc.,
                          Sr. Sub. Notes,
B2            29,300     8.875%, 2/1/06                  30,032,500
B2            16,000     10.125%, 8/1/07                 17,320,000
                         Pricellular Wireless
                          Corp.,
                          Sr. Disc. Notes,
B3            10,000     Zero Coupon (until
                          11/15/97),
                          14.00%, 11/15/01                8,800,000
B3            25,100     Zero Coupon (until
                          10/1/98),
                          12.25%, 10/1/03                19,389,750
                         USA Mobile Communications,
                          Inc.,
                          Sr. Notes,
B3           $ 5,350     9.50%, 2/1/04               $    5,296,500
B3             8,000     14.00%, 11/1/04                  9,360,000
                         Winstar Communications, Inc.,
                         Sr. Notes,
NR            15,550D/@  (cost $8,116,850;
                          purchased-1995),
                          Zero Coupon (until
                          10/15/00),
                          14.00%, 10/15/05                8,215,065
NR            31,100D/@  (cost $16,233,700;
                          purchased-1995) Zero
                          Coupon (until 10/15/00),
                          14.00%, 10/15/05               16,430,130
                                                     --------------
                                                        485,386,470
------------------------------------------------------------
Textiles--0.7%
Ca                 1*    Forstmann Textiles, Inc.,
                          Sr. Sub. Notes,
                          14.75%, 4/15/99                       200
B3            28,850     Westpoint Stevens, Inc.,
                          Sr. Sub. Deb.,
                          9.375%, 12/15/05               28,489,375
                                                     --------------
                                                         28,489,575
------------------------------------------------------------
Transportation/Trucking/Shipping--0.8%
B3            11,200     OMI Corp.,
                          Sr. Notes,
                          10.25%, 11/1/03                 9,968,000
B1            10,000     TNT Transport,
                          Sr. Notes,
                          11.50%, 4/15/04                10,475,000
B2            11,535     Trism, Inc.,
                          Sr. Sub. Notes,
                          10.75%, 12/15/00               11,361,975
                                                     --------------
                                                         31,804,975
                                                     --------------
                         Total bonds
                          (cost $3,837,080,734)       3,927,357,358
                                                     --------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      11 -----
Portfolio of Investments
as of December 31, 1995                PRUDENTIAL HIGH YIELD FUND, INC.
------------------------------------------------------------

       Description                          Value
Shares        Description                          Value (Note 1)
-------------------------------------------------------------
PREFERRED STOCKS--0.7%
  144,500D    Cablevision Systems Corp., $11.75
                (cost $14,450,000;
                purchased-1995)                    $    14,883,500
   20,000DD   Color Tile, Inc., $14.50, Sr. Cum.            20,000
   18,340D    Premium Standard Farms, $12.50
                (cost $1,834,000;
                purchased-1992)                          1,283,800
  354,240     Riggs National Corp. Washington
                D.C., $10.75                             9,830,160
              West Federal Holdings, Inc.,
   81,631D/DD Cum. Sr. Pfd., $15.50
                (cost $8,000,000;
                purchased-1988)                                816
   26,078D/DD Sr. Pfd., Ser. A, $15.50 (cost
                $674,047;
                purchased-1990)                                261
                                                   ---------------
              Total preferred stocks (cost
                $37,869,027)                            26,018,537
                                                   ---------------
COMMON STOCKSDD--0.2%
   12,250     Affiliated Newspapers                        367,500
    7,000D    Dial Call Communications, Inc.
                (cost $0; purchased-1995)                       70
   72,580D    Dr Pepper Bottling Co., C1.A,
                (cost $65,322; purchased-1992)             254,030
  428,333     EnviroSource, Inc.                         1,284,999
  324,735     Gaylord Container Corp., C1.A              2,618,176
    6,500     Heartland Wireless Communications,
                Inc.                                             0
   69,374     Metromedia Corp.                             971,236
   71,750D    PageMart Nationwide, Inc.
                (cost $502,250; purchased-1995)            672,656
   31,559D    Peachtree Cable Assn., Ltd.
                (cost $315,590; purchased-1986)            307,700
    3,679D    PM Holdings Corp; (cost $0;
                purchased-1993)                                  0
    4,500     Smittys Supermarkets, Inc.                    27,000
  116,000D    Terex Corp. (cost $0;
                purchased-1995)                                  0
  323,000     Thrifty Payless Holdings, Inc.             1,372,750
1,051,135     Triton Group Ltd.                            525,568
    7,641     Walter Industries, Inc.                      100,288
                                                   ---------------
              Total common stocks (cost
                $11,523,420)                             8,501,973
                                                   ---------------
WARRANTSDD--0.1%
   41,000D    American Telecasting, Inc. (cost
                $0; purchased-1995), expiring
                8/10/00                            $             0
   22,841     Casino America Corp.,
                expiring 11/15/96                              228
   60,000     Casino Magic Corp.,
                expiring 10/14/96                              600
  108,000     Cellnet Data Systems, Inc.
                expiring 6/15/05                                 0
   22,250     Cellular Communications Int'l.,
                Inc.,
                expiring 8/15/03                                 0
   41,745     Clearnet Communications, Inc.,
                expiring 9/15/05                                 0
   38,000     Comcel,
                expiring 11/15/03                                0
   14,273D    Dial Call Communications, Inc.,
                (cost $0; purchased-1993)
                expiring 12/15/98                              143
   14,835     Empire Gas Corp.,
                expiring 7/15/04                            29,670
   20,250     Foamex JPS Automotive L.P.,
                expiring 7/1/99                            101,250
  417,518     Gaylord Container Corp.,
                expiring 7/31/96                         3,131,385
  127,809D    Intelecom Group, Inc.,
                (cost $0; purchased-1995),
                expiring 9/15/05                           639,045
   11,250D    Intermedia Communications of
                Florida,
                (cost $0; purchased-1995),
                expiring 6/1/00                                  0
   44,150D    President Riverboat Casinos Inc.
                (cost $0; purchased-1994),
                expiring 9/30/99                                 0
   44,500     United Int'l. Holdings, Inc.,
                expiring 11/15/99                        1,201,500
                                                   ---------------
              Total warrants (cost $220,009)             5,103,821
                                                   ---------------
              Total long-term investments
                (cost $3,886,693,190)                3,966,981,689
                                                   ---------------

--------------------------------------------------------------------------------
-----                                  12     See Notes to Financial Statements.

PRUDENTIAL HIGH YIELD FUND, INC.
Portfolio of Investments as of December 31, 1995
------------------------------------------------------------

Principal
Amount
(000)        Description                             Value (Note 1)
 ------------------------------------------------------------
SHORT-TERM INVESTMENTS--1.2%
------------------------------------------------------------
Commercial Paper--1.2%
$  49,805     Lehman Brothers Hldgs., Inc.
                6.10%, 1/2/96
                (cost $49,796,561)                 $    49,796,561
------------------------------------------------------------
Total Investments--98.2%
              (cost $3,936,489,751; Note 4)          4,016,778,250
              Other assets in excess of
                liabilities--1.8%                       74,499,984
                                                   ---------------
              Net Assets--100%                     $ 4,091,278,234
                                                   ---------------
                                                   ---------------

---------------
NR--Not rated by Moody's or Standard & Poor's.
PIK--Payment in kind securities.
L.P.--Limited Partnership.
   * Represents issuer in default on interest payments;
     non-income producing security.
   D Indicates a restricted security; the aggregate cost of
     such securities is $321,791,548. The aggregate value
     ($317,210,621) is approximately 7.8% of net assets.
  DD Non-income producing securities.
   @ Consists of more than one class of securities traded
     together as a unit; generally bonds with attached stock
     or warrants.
The Fund's current Prospectus contains a description of
Moody's and Standard & Poor's ratings.
--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      13 -----

Statement of Assets and Liabilities             PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Assets
                             December 31, 1995
Investments, at value (cost
$3,936,489,751).............................................................
    $ 4,016,778,250
Cash.........................................................................
 ...........................               222,341
Interest
receivable...................................................................
 ..................            66,607,313
Receivable for Fund shares
sold.........................................................................
          49,917,012
Receivable for investments
sold.........................................................................
           2,535,553
Deferred expenses and other
assets......................................................................
             99,657

                               -----------------
   Total
assets.......................................................................
 ..................         4,136,160,126

                               -----------------
Liabilities
Payable for investments
purchased.......................................................................
          30,362,554
Payable for Fund shares
reacquired......................................................................
           6,685,107
Dividends
payable......................................................................
 .................             3,187,182
Due to
Distributors.................................................................
 ....................             1,899,981
Due to
Manager......................................................................
 ....................             1,392,793
Accrued
expenses.....................................................................
 ...................             1,354,275

                               -----------------
   Total
liabilities..................................................................
 ..................            44,881,892

                               -----------------
Net
Assets.......................................................................
 .......................       $ 4,091,278,234

                               -----------------

                               -----------------
Net assets were comprised of:
   Common stock, at
par..........................................................................
 .......       $     4,999,999
   Paid-in capital in excess of
par.....................................................................
  4,719,988,865

                               -----------------

                                  4,724,988,864
   Undistributed net investment
income..................................................................
      3,971,195
   Accumulated net realized loss on
investments.........................................................
(717,970,324)
   Net unrealized appreciation of
investments...........................................................
   80,288,499

                               -----------------
Net assets, December 31,
1995...........................................................................
     $ 4,091,278,234

                               -----------------

                               -----------------
Class A:
   Net asset value and redemption price per share
      ($1,336,354,256 / 163,204,029 shares of common stock issued and
outstanding)......................                  $8.19
   Maximum sales charge (4.00% of offering
price).......................................................
 .34
   Maximum offering price to
public.....................................................................
             $8.53
Class B:
   Net asset value, offering price and redemption price per share
      ($2,730,903,446 / 333,859,114 shares of common stock issued and
outstanding)......................                 $8.18
Class C:
   Net asset value, offering price and redemption price per share
      ($24,020,532 / 2,936,755 shares of common stock issued and
outstanding)...........................                 $8.18

--------------------------------------------------------------------------------
-----                                  14     See Notes to Financial Statements.

PRUDENTIAL HIGH YIELD FUND, INC.
Statement of Operations
------------------------------------------------------------
------------------------------------------------------------

                                               Year Ended
Net Investment Income                       December 31, 1995
                                            -----------------
Income
   Interest..............................     $ 410,479,460
   Dividends.............................         3,195,802
                                            -----------------
      Total income.......................       413,675,262
                                            -----------------
Expenses
   Distribution fee--Class A.............         1,584,833
   Distribution fee--Class B.............        20,440,387
   Distribution fee--Class C.............            90,469
   Management fee........................        15,779,009
   Transfer agent's fees and expenses....         4,819,000
   Reports to shareholders...............           883,000
   Custodian's fees and expenses.........           445,000
   Franchise taxes.......................           287,000
   Registration fees.....................           191,000
   Insurance expense.....................           114,000
   Audit fee and expenses................            77,000
   Directors' fees and expenses..........            37,000
   Legal fees and expenses...............            25,000
   Miscellaneous.........................            12,351
                                            -----------------
      Total operating expenses...........        44,785,049
   Loan commitment fees (Note 2).........           178,500
                                            -----------------
      Total expenses.....................        44,963,549
                                            -----------------
Net investment income....................       368,711,713
                                            -----------------
Realized and Unrealized Gain
(Loss) on Investments
Net realized loss on investment
   transactions..........................      (129,423,086)
Net change in unrealized appreciation of
   investments...........................       373,919,552
                                            -----------------
Net gain on investments..................       244,496,466
                                            -----------------
Net Increase in Net Assets
Resulting from Operations................     $ 613,208,179
                                            -----------------
                                            -----------------

PRUDENTIAL HIGH YIELD FUND, INC.
Statement of Changes in Net Assets

Increase (Decrease)                    Year Ended December 31,
in Net Assets                          1995                1994
Operations
   Net investment income.......   $   368,711,713     $   347,531,971
   Net realized loss on
      investment
      transactions.............      (129,423,086)        (17,213,168)
   Net change in unrealized
      appreciation
      (depreciation) of
      investments..............       373,919,552        (437,098,902)
                                 ----------------    ----------------
   Net increase (decrease) in
      net assets resulting from
      operations...............       613,208,179        (106,780,099)
                                 ----------------    ----------------
Net equalization credits.......           155,052              53,408
                                 ----------------    ----------------
Dividends and distributions (Note 1)
   Dividends from net
      investment income
      Class A..................      (107,009,035)        (16,316,609)
      Class B..................      (260,558,397)       (331,100,240)
      Class C..................        (1,144,281)           (115,122)
                                 ----------------    ----------------
                                     (368,711,713)       (347,531,971)
                                 ----------------    ----------------
   Distributions in excess of
      net investment income
      Class A..................        (2,494,359)           (381,078)
      Class B..................        (5,281,164)         (9,346,220)
      Class C..................           (32,071)             (3,979)
                                 ----------------    ----------------
                                       (7,807,594)         (9,731,277)
                                 ----------------    ----------------
Fund share transactions (net of
   share conversions) (Note 5)
   Net proceeds from shares
      sold.....................     1,732,422,699       1,151,307,757
   Net asset value of shares
      issued in reinvestment of
      dividends and
      distributions............       180,623,667         169,199,573
   Cost of shares reacquired...    (1,536,230,023)     (1,294,875,001)
                                 ----------------    ----------------
   Net increase in net assets
      from Fund share
      transactions.............       376,816,343          25,632,329
                                 ----------------    ----------------
Total increase (decrease)......       613,660,267        (438,357,610)
Net Assets
Beginning of year..............     3,477,617,967       3,915,975,577
                                 ----------------    ----------------
End of year....................   $ 4,091,278,234     $ 3,477,617,967
                                 ----------------    ----------------
                                 ----------------    ----------------

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      15 -----

Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Prudential High Yield Fund, Inc. (the ``Fund'') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The primary investment objective of the Fund is to maximize current income through investment in a diversified portfolio of high yield fixed-income securities which, in the opinion of the Fund's investment adviser, do not subject the Fund to unreasonable risks. As a secondary investment objective, the Fund will seek capital appreciation but only when consistent with its primary objective. Lower rated or unrated (i.e. high yield) securities are more likely to react to developments affecting market risk (general market liquidity) and credit risk (an issuer's inability to meet principal and interest payments on its obligations) than are more highly rated securities, which react primarily to
movements in the general level of interest rates. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region.
------------------------------------------------------------
Note 1. Accounting Policies
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuation: Portfolio securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed to be over-the-counter, are valued at prices provided by principal market makers and pricing agents. Any security for which the primary market is on an exchange is valued at the last sales price on such exchange on the day of valuation or, if there was no sale on such day, the last bid price quoted on such day. Securities issued in private placements are valued at the bid price or the mean between the bid and asked prices, if available, provided by principal market makers. Any security for which a reliable market quotation is unavailable is valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors.
Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value.
In connection with transactions in repurchase agreements, it is the Fund's policy that its custodian or designated subcustodians, under triparty repurchase agreements as the case may be, take possession of the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest and, to the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
The Fund may hold up to 15% of its net assets in illiquid securities, including those which are restricted as to disposition under securities law (``restricted securities''). Certain issues of restricted securities held by the Fund at December 31, 1995 include registration rights under which the Fund may demand registration by the issuer, some of which are currently under contract to be registered. Restricted securities, sometimes referred to as private placements, are valued pursuant to the valuation procedures noted above.
Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses on sales of portfolio securities are calculated on an identified cost basis. Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. The Fund accretes original issue discounts as adjustments to interest income. Income from payment-in-kind bonds is recorded daily based on an effective interest method. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.
Net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares of the Fund based upon the relative proportion of net assets of each class at the beginning of the day.
Federal Income Taxes: It is the intent of the Fund to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.
Dividends and Distributions: The Fund declares daily and pays dividends of net investment income monthly and makes distributions at least annually of any net capital gains. Dividends and distributions are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for market discount and wash sales.
Equalization: The Fund follows the accounting practice known as equalization, by
which a portion of the proceeds from sales and costs of reacquisitions of Fund shares, equivalent on a per share basis to the amount of distributable net investment income on the date of the transaction, is
--------------------------------------------------------------------------------
-----                                  16
Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
credited or charged to undistributed net investment income. As a result, undistributed net investment income per share is unaffected by sales or reacquisitions of the Fund's shares.
Reclassification of Capital Accounts: The Fund accounts and reports for distributions to shareholders in accordance with AICPA Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect of applying this statement was to increase undistributed net investment income and increase accumulated net realized loss on investments by $5,713,830. This was primarily due to sale of securities purchased with market discounts for the year ended December 31, 1995. Net investment income, net realized gains and net assets were not affected by this change.
------------------------------------------------------------
Note 2. Agreements
The Fund has a management agreement with Prudential Mutual Fund Management, Inc. (``PMF''). Pursuant to this agreement PMF has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PMF has entered into a subadvisory agreement with The Prudential Investment Corporation (``PIC''); PIC furnishes investment advisory services in connection with the management of the Fund. PMF pays for the cost of the subadviser's services, the compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.
The management fee paid PMF is computed daily and payable monthly, at an annual rate of .50% of the Fund's average daily net assets up to $250 million, .475%
of
the next $500 million, .45% of the next $750 million, .425% of the next $500 million, .40% of the next $500 million, .375% of the next $500 million and .35% of the Fund's average daily net assets in excess of $3 billion.
The Fund had a distribution agreement with Prudential Mutual Fund Distributors, Inc. (``PMFD''), which acted as the distributor of the Class A shares of the Fund through January 1, 1996. Prudential Securities Incorporated (``PSI'') is the distributor of the Class B and Class C shares of the Fund. The Fund compensated PMFD and PSI for distributing and servicing the Fund's Class A, Class B and Class C shares, pursuant to plans of distribution (the ``Class A,
B
and C Plans''), regardless of expenses actually incurred by them. The distribution fees are accrued daily and payable monthly. Effective January 2, 1996, PSI became the distributor of the Class A shares of the Fund and is serving the Fund under the same terms and conditions as under the arrangement with PMFD.
Pursuant to the Class A, B and C Plans, the Fund compensates PSI, and PMFD for the year ended December 31, 1995 with respect to Class A shares, for distribution-related activities at an annual rate of up to .30 of 1%, .75 of 1% and 1%, of the average daily net assets of the Class A, B and C shares, respectively. Such expenses under the Plans were .15 of 1%, .75 of 1% and .75 of
1% of the average daily net assets of the Class A, B and C shares, respectively, for the year ended December 31, 1995.
PMFD has advised the Fund that it has received approximately $1,137,900 in front-end sales charges resulting from sales of Class A shares during the year ended December 31, 1995. From these fees, PMFD paid such sales charges to dealers (PSI and Prusec) which in turn paid commissions to salespersons.
PSI has advised the Fund that for the year ended December 31, 1995, it received approximately $5,035,900 and $13,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.
PMFD is a wholly-owned subsidiary of PMF; PSI, PMF and PIC are indirect, wholly-owned subsidiaries of The Prudential Insurance Company of America.
The Fund has entered into a credit agreement (the ``Agreement'') with State Street Bank and Trust Co. with a maximum commitment under the Agreement of $75,000,000 which expires on December 2, 1996. Interest on any such borrowings outstanding will be at market rates. The Fund has not borrowed any monies pursuant to the Agreement. The Fund pays commitment fees at an annual rate of
 .10 of 1% on the $75,000,000 (unused portion of the credit facility). Prior to December 2, 1995, the Fund paid commitment fees at an annual rate of .25 of 1%.
------------------------------------------------------------
Note 3. Other Transactions with Affiliates
Prudential Mutual Fund Services Inc. (``PMFS''), a wholly-owned subsidiary of PMF, serves as the Fund's transfer agent and during the year ended December 31, 1995, the Fund incurred fees of approximately $3,590,000 for the services of PMFS. As of December 31, 1995, $301,000 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates.
--------------------------------------------------------------------------------
                                                                        17 -----
Notes to Financial Statements                   PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
Note 4. Portfolio Securities
Purchases and sales of investment securities, other than short-term investments, for the year ended December 31, 1995 were $3,145,471,164 and $2,810,034,331, respectively.
The federal income tax basis of the Fund's investments, including short-term investments, as of December 31, 1995 was $3,937,930,238; accordingly, net unrealized appreciation for federal income tax purposes was $78,848,012 (gross unrealized appreciation--$170,085,126; gross unrealized depreciation--$91,237,114).
For federal income tax purposes, the Fund has a capital loss carryforward as of December 31, 1995 of approximately $710,666,900 of which $34,055,200 expires in 1997, $326,104,800 expires in 1998, $77,895,200 expires in 1999, $110,441,500 expires in 2000 and $162,170,200 expires in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of the aggregate of such amounts.
For federal income tax purposes, the Fund will elect to treat net capital losses of approximately $5,862,900 incurred in the two month period ended December 31, 1995 as having been incurred in the following fiscal year.
------------------------------------------------------------
Note 5. Capital
The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.00%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a contingent deferred sales charge of 1% during the first year. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value.
The Fund has 3 billion shares of $.01 par value common stock authorized; equally divided into Class A, B and C shares.
Transactions in shares of common stock were as follows:

Class A                             Shares           Amount
------------------------------   ------------    ---------------
Year ended December 31, 1995:
Shares sold...................     85,065,787    $   680,939,054
Shares issued in reinvestment
  of
  dividends and
  distributions...............      7,260,503         58,391,158
Shares reacquired.............    (86,586,970)      (693,700,291)
                                 ------------    ---------------
Class A                             Shares           Amount
------------------------------   ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................      5,739,320    $    45,629,921
Shares issued upon conversion
  from Class B................    136,453,614      1,063,977,235
                                 ------------    ---------------
Net increase in shares
  outstanding.................    142,192,934    $ 1,109,607,156
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1994:
Shares sold...................     19,908,158    $   161,976,895
Shares issued in reinvestment
  of
  dividends and
  distributions...............      1,113,364          9,044,345
Shares reacquired.............    (19,711,310)      (160,632,506)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      1,310,212    $    10,388,734
                                 ------------    ---------------
                                 ------------    ---------------
Class B
------------------------------
Year ended December 31, 1995:
Shares sold...................    127,682,310    $ 1,017,983,490
Shares issued in reinvestment
  of
  dividends and
  distributions...............     15,200,641        121,565,304
Shares reacquired.............   (104,007,242)      (826,907,079)
                                 ------------    ---------------
Net increase in shares
  outstanding before
  conversion..................     38,875,709        312,641,715
Shares reacquired upon
  conversion into Class A.....   (136,628,901)    (1,063,977,235)
                                 ------------    ---------------
Net decrease in shares
  outstanding.................    (97,753,192)   $  (751,335,520)
                                 ------------    ---------------
                                 ------------    ---------------
Year ended December 31, 1994:
Shares sold...................    118,792,264    $   983,331,141
Shares issued in reinvestment
  of
  dividends and
  distributions...............     19,713,254        160,105,285
Shares reacquired.............   (138,058,355)    (1,133,205,930)
                                 ------------    ---------------
Net increase in shares
  outstanding.................        447,163    $    10,230,496
                                 ------------    ---------------
                                 ------------    ---------------
Class C
------------------------------
Year ended December 31, 1995:
Shares sold...................      4,161,922    $    33,500,155
Shares issued in reinvestment
  of
  dividends and
  distributions...............         82,802            667,205
Shares reacquired.............     (1,941,398)       (15,622,653)
                                 ------------    ---------------
Net increase in shares
  outstanding.................      2,303,326    $    18,544,707
                                 ------------    ---------------
                                 ------------    ---------------
August 1, 1994* through
  December 31, 1994:
Shares sold...................        757,753    $     5,999,721
Shares issued in reinvestment
  of
  dividends and
  distributions...............          6,428             49,943
Shares reacquired.............       (130,752)        (1,036,565)
                                 ------------    ---------------
Net increase in shares
  outstanding.................        633,429    $     5,013,099
                                 ------------    ---------------
                                 ------------    ---------------
---------------
*Commencement of offering of Class C shares.

--------------------------------------------------------------------------------
-----                                  18

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

Class A

-------------------------------------------------------------
                                                                     Year Ended
December 31,

-------------------------------------------------------------
                                                     1995          1994
 1993         1992        1991
                                                  ----------     --------
--------     --------     -------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year............    $     7.68     $   8.70
$   8.19     $   7.88     $  6.72
                                                  ----------     --------
--------     --------     -------
Income from investment operations
Net investment income.........................           .81          .80
    .84          .90         .93
Net realized and unrealized gain (loss) on
  investments.................................           .53        (1.00)
    .52          .32        1.26
                                                  ----------     --------
--------     --------     -------
  Total from investment operations............          1.34         (.20)
   1.36         1.22        2.19
                                                  ----------     --------
--------     --------     -------
Less distributions
Dividends from net investment income..........          (.81)        (.80)
   (.84)        (.90)       (.93)
Distributions in excess of net investment
  income......................................          (.02)        (.02)
   (.01)          --          --
Distributions from paid-in capital
  in excess of par............................            --           --
     --         (.01)       (.10)
                                                  ----------     --------
--------     --------     -------
  Total distributions.........................          (.83)        (.82)
   (.85)        (.91)      (1.03)
                                                  ----------     --------
--------     --------     -------
Net asset value, end of year..................    $     8.19     $   7.68
$   8.70     $   8.19     $  7.88
                                                  ----------     --------
--------     --------     -------
                                                  ----------     --------
--------     --------     -------
TOTAL RETURN(a)...............................         18.17%       (2.35)%
  17.32%       15.97%      34.29%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of year (000).................    $1,336,354     $161,435
$171,364     $106,188     $54,025
Average net assets (000)......................    $1,056,555     $165,517
$149,190     $ 81,129     $37,194
Ratios to average net assets:
  Expenses, including distribution fees.......           .75%         .78%
    .76%         .85%        .88%
  Expenses, excluding distributions fees......           .60%         .63%
    .61%         .70%        .73%
  Net investment income.......................         10.13%        9.86%
   9.93%       10.96%      12.73%
Portfolio turnover rate.......................            78%          74%
     85%          68%         51%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.

--------------------------------------------------------------------------------
See Notes to Financial Statements.                                      19 -----

Financial Highlights                            PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------

  Class B

----------------------------------------------------------------------
                                                                         Year
Ended December 31,

----------------------------------------------------------------------
                                                     1995           1994
    1993           1992           1991
                                                  ----------     ----------
 ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $     7.67     $     8.69
 $     8.19     $     7.88     $     6.71
                                                  ----------     ----------
 ----------     ----------     ----------
Income from investment operations
Net investment income.........................           .76            .76
        .79            .85            .88
Net realized and unrealized gain (loss) on
  investments.................................           .53          (1.00)
        .51            .32           1.26
                                                  ----------     ----------
 ----------     ----------     ----------
  Total from investment operations............          1.29           (.24)
       1.30           1.17           2.14
                                                  ----------     ----------
 ----------     ----------     ----------
Less distributions
Dividends from net investment income..........          (.76)          (.76)
       (.79)          (.85)          (.88)
Distributions in excess of net investment
  income......................................          (.02)          (.02)
       (.01)            --             --
Distributions from paid-in capital
  in excess of par............................            --             --
         --           (.01)          (.09)
                                                  ----------     ----------
 ----------     ----------     ----------
  Total distributions.........................          (.78)          (.78)
       (.80)          (.86)          (.97)
                                                  ----------     ----------
 ----------     ----------     ----------
Net asset value, end of period................    $     8.18     $     7.67
 $     8.69     $     8.19     $     7.88
                                                  ----------     ----------
 ----------     ----------     ----------
                                                  ----------     ----------
 ----------     ----------     ----------
TOTAL RETURN(a)...............................         17.49%         (2.92)%
      16.54%         15.30%         33.62%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $2,730,903     $3,311,323
 $3,745,985     $2,887,698     $2,199,127
Average net assets (000)......................    $2,725,385     $3,566,709
 $3,389,439     $2,582,922     $1,970,257
Ratios to average net assets:
  Expenses, including distribution fees.......          1.35%          1.38%
       1.36%          1.45%          1.48%
  Expenses, excluding distributions fees......           .60%           .63%
        .61%           .70%           .73%
  Net investment income.......................          9.56%          9.28%
       9.35%         10.29%         11.65%
Portfolio turnover rate.......................            78%            74%
         85%            68%            51%
                                                           Class C
                                                                  August 1,
                                                 Year Ended        Through
                                                December 31,     December 31,
                                                    1995             1994
                                                ------------     ------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period..........    $   7.67          $ 8.05
                                                    ------           -----

Income from investment operations
Net investment income.........................         .76             .32
Net realized and unrealized gain (loss) on
  investments.................................         .53            (.37)
                                                    ------           -----

  Total from investment operations............        1.29            (.05)
                                                    ------           -----

Less distributions
Dividends from net investment income..........       (.76)            (.32)
Distributions in excess of net investment
  income......................................       (.02)            (.01)
Distributions from paid-in capital
  in excess of par............................          --              --
                                                    ------           -----

  Total distributions.........................        (.78)           (.33)
                                                    ------           -----

Net asset value, end of period................    $   8.18          $ 7.67
                                                    ------           -----
                                                    ------           -----

TOTAL RETURN(a)...............................       17.49%          (0.79)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (000)...............    $ 24,021          $4,860
Average net assets (000)......................    $ 12,063          $2,840
Ratios to average net assets:
  Expenses, including distribution fees.......        1.35%           1.48%(c)
  Expenses, excluding distributions fees......         .60%            .73%(c)
  Net investment income.......................        9.49%           9.80%(c)
Portfolio turnover rate.......................          78%             74%

---------------
 (a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions. Total returns for periods of less than a full year are not annualized.
 (b) Commencement of offering of Class C shares.
 (c) Annualized.

--------------------------------------------------------------------------------
-----                                  20     See Notes to Financial Statements.

Report of Independent Accountants               PRUDENTIAL HIGH YIELD FUND, INC.
--------------------------------------------------------------------------------
To the Board of Directors and Shareholders of Prudential High Yield Fund, Inc.
In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Prudential High Yield Fund, Inc. (the ``Fund'') at December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as ``financial statements'') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1995 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York
February 20, 1996
--------------------------------------------------------------------------------
                                                                        21 -----

Getting
The Most
From Your
Prudential
Mutual
Fund

Some mutual fund shareholders won't ever read this -- they don't read annual and semi-annual reports. It's quite understandable. These annual and semi-annual reports are prepared to comply with Federal regulations.
They are often written in language that is difficult to understand. So when most people run into those particularly daunting sections of these reports, they don't read them.

We think that's a mistake.

At Prudential Mutual Funds, we've made some changes to our report to make it easier to understand and more pleasant to read, in hopes you'll find it profitable to spend a few minutes familiarizing yourself with your investment. Here's what you'll find in the report:

At A Glance
Since an investment's performance is often a shareholder's primary concern, we present performance information in two different formats. You'll find it first on the "At A Glance" page where we compare the Fund and the comparable average calculated by Lipper Analytical Services, Inc., a nationally recognized mutual fund rating agency. We report both the cumulative total returns and the average annual total returns. The cumulative total return is the total amount of income and appreciation the Fund has achieved in various time periods. The average annual total return is an annualized representation of the Fund's performance -- it generally smoothes out returns and gives you an idea how much the Fund has earned in an average year, for a given time period. Under the performance box, you'll see legends that explain the performance information, whether fees and sales charges have been included in returns, and the inception dates for the Fund's share classes.

See the performance comparison charts at the back of the report for more performance information. And keep in mind that past performance is not indicative of future results.

Portfolio
Manager's Report

The portfolio manager who invests your money for you reports on successful -- and not-so-successful -- strategies in this section of your report. Look for recent purchases and sales here, as well as information about the sectors the portfolio manager favors and any changes that are on the drawing board.

Portfolio
Of Investments

This is where the report begins to look technical, but it's really just a listing of each security held at the end of the reporting period, along with valuations and other information. Please note that sometimes we discuss a security in the Portfolio Manager's Report that doesn't appear in this listing because it was sold before the close of the reporting period.

Statement Of Assets
And Liabilities

The balance sheet shows the assets (the value of the Fund's holdings), liabilities (how much the Fund owes) and net assets (the Fund's equity, or holdings after the Fund pays its debts) as of the end of the reporting period. It also shows how we calculate the net asset value per share for each class of shares. The net asset value is reduced by payment of your dividend, capital gain, or other distribution, but remember that the money or new shares are being paid or issued to you and thus is not a realized loss. The net asset value fluctuates daily along with the value of every security in the portfolio.

Statement Of
Operations

This is the income statement, which details income (mostly interest and dividends earned) and expenses (including what you pay us to manage your money). You'll also see capital gains here -- both realized and unrealized.

Statement Of Changes
In Net Assets

This schedule shows how income and expenses translate into changes in net assets, compared to last year's performance. The Fund is required to pay out the bulk of its income to shareholders every year, and this statement shows you how we do it -- through dividends and distributions -- and how that affects the net assets. This statement also shows how money from investors flowed into and out of the Fund.

Notes To Financial
Statements

This is the kind of technical material that can intimidate readers, but it does contain useful information. The Notes provide a brief history and explanation of your Fund's objectives. In addition, they also outline how Prudential Mutual Funds prices securities. The Notes also explain who manages and distributes the Fund's shares, and more importantly, how much they are paid for doing so. Finally, the Notes explain how many shares are outstanding and the number issued and redeemed over the period.

Financial Highlights

This information contains many elements from prior pages, but on a per share basis. It is designed to help you understand how the Fund performed and to compare this year's performance and expenses to those of prior years.

Independent
Auditor's Report
Once a year, an outside auditor looks over our books and certifies that the information we've presented is fair and complies with generally accepted accounting principles.

Tax Information
This is information which we report annually about how much of your total return is taxable. Should you have any questions, you may want to consult a tax advisor.

Performance Comparison

These charts are included in the annual report and are required by the Securities Exchange Commission. Performance is presented here as a hypothetical $10,000 investment in the Fund since its inception or for 10 years (whichever is shorter). To help you put that return in context, we are required to include the performance of an unmanaged, broad based securities index, as well. The index does not reflect the cost of buying the securities it contains or the cost of managing a mutual fund. Of course, the index holdings do not mirror those of the fund -- the index is a broadly based reference point commonly used by investors to measure how well they are doing. A definition of the selected index is also provided. Investors generally cannot invest directly in an index.

Getting
The Most
From Your
Prudential
Mutual
Fund

How many times have you read these letters -- or other financial materials -- and stumbled across a word that you don't understand?

Many shareholders have run into the same problem. We'd like to help.
So we'll use this space from time to time to explain some of the words you might have read, but not understood. And if you have a favorite word that no one can explain to your satisfaction, please write to us.

Basis Point: One 1/100th of 1%. For example, one half of one percentage point is 50 basis points.

Call Option: A contract giving the holder a right to buy stocks or bonds at a predetermined price (called the strike price) before a predetermined expiration date. A buyer of a call option generally expects to benefit from a rise in the price of the stock or bond.

Capital Gain/Capital Loss: The difference between the cost of a capital asset (for example, a stock, bond or mutual fund share) and its selling price. Under current law the federal income tax rate for individuals on a long-term gain is 28%.

Collateralized Mortgage Obligations (CMOs): Pools of mortgage-backed securities sliced in maturity ranges that bear differing interest rates. These instruments are sensitive to changes in interest rates and homeowner refinancing activity. They are subject to prepayment and maturity extension risk.

Derivatives: Securities that derive their value from another security. The rate of return of these financial products rise and fall -- sometimes very suddenly -- in response to changes in some specific interest rate, currency, stock or other variable.

Discount Rate: The interest rate charged by the Federal Reserve on loans to banks and other depository institutions.

Federal Funds Rate: The interest rate charged by one bank to another on overnight loans.

Futures Contract: An agreement to deliver a specific amount of a commodity or financial instruments at a set price at a stipulated time in the future.

Leverage: The use of borrowed assets to enhance return on equity. The expectation is that the interest rate charged will be lower than the return on the investment. While leverage can increase profits, it can also magnify losses.

Liquidity: The ease with which a financial instrument (or mutual fund) can be bought or sold (converted into cash) in the financial markets.

Option: An agreement to buy something, such as shares of stock, by a certain time for a specified price. An option need not be exercised. In fact, most expire unexercised.

Price/Earnings Ratio: The price of a share of stock divided by the earnings per share for a 12-month period.

Spread: The difference between two values; most often used to describe the
difference   between prices bid and asked for a security.

Yankee Bond: A bond denominated in U.S. dollars but sold by a foreign company or government in the U.S. market.

-- Prudential High Yield Fund, Inc.      == Lehman High Yield Bond Index

The Prudential High Yield Fund, Inc. and the Lehman
High Yield Bond Index: Comparing a $10,000 Investment.

Average Annual
Total Returns
-------------------
With Sales Load
10.8% Since Inception
15.2% for 5 Years
13.4% for 1 Year
                                          Class A
                                          (GRPAH)
Without Sales Load
11.6% Since Inception
16.1% for 5 Years
18.2% for 1 Year



Average Annual
Total Returns
----------------------
With Sales Load
10.2% Since Inception
 9.1% for 10 Years
15.3% for 5 Years
12.5% for 1 Year
                                          Class B
                                          (GRPAH)
Without Sales Load
10.2% Since Inception
 9.1% for 10 Years
15.4% for 5 Years
17.5% for 1 Year

Average Annual
Total Returns
----------------------
With Sales Load
11.5% Since Inception
16.5% for 1 Year
                                          Class C
                                          (GRPAH)
Without Sales Load
11.5% Since Inception
17.5% for 1 Year

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so an investor's shares, when redeemed, will be worth more or less than their original cost. The charts on the right are designed to give you an idea how much the Fund's returns can fluctuate from year to year by measuring the best and worst calendar years in terms of total annual return since inception of each share class.

These graphs are furnished to you in accordance with SEC regulations.
They compare a $10,000 investment in the Prudential High Yield Fund (Class A, Class B and Class C) with a similar investment in the Lehman Brothers High Yield Bond Index by portraying the initial account values at the commencement of operations of Class A and C shares and for 10 years for the Class B shares, and subsequent account values at the end of this reporting period (December 31), as measured on a quarterly basis, beginning in 1990 for Class A shares, in 1985 for Class B shares and in 1994 for Class C shares. For purposes of the graphs, and unless otherwise indicated, in the accompanying tables it has been assumed (a) that the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) the maximum applicable contingent deferred sales charge was deducted from the value of the investment in Class B and Class C shares, assuming full redemption on December 31, 1995;
(c) all recurring fees (including management fees) were deducted; and (d) all dividends and distributions were reinvested. Class B shares will automatically convert to Class A shares, on a quarterly basis, beginning approximately seven years after purchase. This conversion feature is not reflected in the graph.

The High Yield Bond Index is a weighted index comprised of corporate securities with one or more years remaining to maturity that are publicly issued, rated below investment grade and have $50 million or more outstanding. The High Yield Bond Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs and advisory fees associated with an investment in the Fund. The securities in the High Yield Bond Index may differ substantially from the securities in the Fund. The High
Yield Bond Index is not the only index that may be used to characterize performance of bond funds and other indexes may portray different comparative performance.

Prudential Mutual Funds
One Seaport Plaza
New York, NY 10292
Toll Free (800) 225-1852

Internet Address:
http:\\www.prudential.com

(LOGO)

Directors
Delayne Dedrick Gold
Arthur Hauspurg
Harry A. Jacobs, Jr.
Steven P. Munn
Richard A. Redeker
Louis A. Weil, III

Officers
Richard A. Redeker, President
David W. Drasnin, Vice President
Robert F. Gunia, Vice President
Grace Torres, Treasurer
Stephen M. Ungerman, Assistant Treasurer
S. Jane Rose, Secretary
Ronald Amblard, Assistant Secretary

Manager
Prudential Mutual Fund Management, Inc.
One Seaport Plaza
New York, NY 10292

Investment Adviser
The Prudential Investment Corporation
Prudential Plaza
Newark, NJ 07101

Distributor
Prudential Securities Incorporated
One Seaport Plaza
New York, NY 10292

Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171

Transfer Agent
Prudential Mutual Fund Services, Inc.
P.O. Box 15005
New Brunswick, NJ 08906

Independent Accountants
Price Waterhouse LLP
1177 Avenue of the Americas
New York, NY 10036

Legal Counsel
Sullivan & Cromwell
125 Broad Street
New York, NY 10004

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

74435F106  MF110E
74435F205  Cat. #440262A
74435F304